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March 2017 Investor Presentation ©2017 I NNOVIVA

Forward-Looking Statements This presentation contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. Innoviva intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “expect”, “goal”, “intend”, “objective”, “oppo rtunity”, “plan”, “potential”, “target” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve substantial risks, uncertainties and assumptions. These statements are based on the current estimates and assumptions of the management of Innoviva as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Innoviva to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: lower than expected future royalty revenue from respiratory products partnered with GSK, the commercialization of RELVAR®/BREO® ELLIPTA® and ANORO® ELLIPTA® in the jurisdictions in which these products have been approved; the strategies, plans and objectives of Inno viva (including Innoviva’s growth strategy and corporate development initiatives beyond the existing respiratory portfolio); the timing, manner, amount and planned growth of anticipated potential capital returns to stockholders (including, without limitation, statements regarding Innoviva’s expectations of future purchases under its capital return programs and future cash dividends); the status and timing of clinical studies, data analysis and communication of results; the potential benefits and mechanisms of action of product candidates; expectations for product can didates through development and commercialization; the timing of regulatory approval of product candidates; and projections of revenue, expen ses and other financial items. Other risks affecting Innoviva are described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Innoviva’s Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov. In addition to the risks described above and in Innoviva’s other filings with the SEC, other unknown or unpredictable factors also could affect Innoviva’s results. Past performance is not necessarily indicative of future results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The information in this presentation is provided only as of March 27, 2017, and Innoviva assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law. Use of Non-GAAP Financial Measures In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non -GAAP”) and should be viewed in addition to, and not as a substitute for, Innoviva’s reported results. Innoviva believes that the non-GAAP financial information provided in this presentation can assist investors in understanding and assessing Innoviva's on-going operations and prospects for the future and provides an additional tool for investors to use in comparing Innoviva's financial results with other companies in Innoviva's industry or with similar operating profiles. Investors are encouraged to review the reconciliation of Innoviva's non-GAAP financial measures to their most directly comparable GAAP financial measures. Please see the Appendix provided at the end of this presentation entitled “Reconciliation of Non-GAAP Financial Measures to GAAP” for additional information and the reconciliations of these non-GAAP financial measures to the closest GAAP financial measures. 2 ©2017 I NNOVIVA

Executive Summary • Innoviva at a Glance: • • • $1.4 billion market capitalization biopharmaceutical company partnered with GSK1 Formed following spinoff of R&D activities in June 2014 into Theravance Biopharma (TBPH) Management and Board with significant pharmaceutical marketing expertise and a track record of strong performance and creating shareholder value New leadership / GSK engagement strategy following spin-off drove improvements in product portfolio, strong financial performance and significant capital return to investors Sustained increase in market share for our respiratory portfolio in the attractive $20+ billion global market for long-acting inhaled respiratory medicines Continued collaboration between our management team and GSK required to further grow and protect revenues from our existing product portfolio Commitment to strong corporate governance and independent oversight Lean operating structure with low general and administrative (“G&A”) expenses Well-positioned to continue to outperform in the future • • • • • • • Sarissa Capital and its affiliates recently acquired a stake in Innoviva and – notwithstanding the Board and management team’s track record of delivering value – have launched a wasteful, unnecessary proxy fight and litigation to replace a substantial portion of the Board 1 Nasdaq quote as of March 24, 2017 ©2017 I NNOVIVA 3 INNOVIVA’S BOARD URGES SHAREHOLDERS TO SUPPORT THE BOARD’S NOMINEES AT THE 2017 ANNUAL MEETING

Innoviva Investment Highlights         4 ©2017 I NNOVIVA Highly qualified Board with five new independent directors added since 2014; two of whom were added to the Board in the last six months Increased the operating margin to 86% of total revenue in the fourth quarter of 2016 and expects further improvement 2017 capital return plan to investors – up to $150 million Returned more than $210 million of capital to investors since the first quarter of 2015 Achieved compounded quarterly growth in royalty revenue of 32% in the last ten quarters Seasoned leadership with deep pharmaceutical marketing expertise Portfolio of differentiated products addressing $20+ billion market Delivered stock price appreciation that outperformed the NBI Index by 22% in 2016

Innoviva's History: Key Milestones

- **June 2, 2014** Completed separation of biopharmaceutical R&D operations into Theravance Biopharma (TBPH)
- **August 6, 2014** Initiated quarterly cash dividend announced May 2014
- **April 30, 2015** FDA approved BREO® ELLIPTA® for the treatment of adults with asthma in the U.S.
- **October 28, 2015** Shifted capital returns from dividends to $150 million share repurchase plan
- **December 1, 2015** Completed tender offer for $24 million of its outstanding shares (at a ~30% subscription rate)
- **January 7, 2016** Changed name to "Innoviva, Inc."

2014 | 2015 | 2016 | 2017

- **June 2, 2014** Catherine J. Friedman, Paul A. Pepe and James L. Tyree appointed to the Board
- **August 15, 2014** Michael W. Aguiar appointed President and Chief Executive Officer
- **October 9, 2014** Eric d'Esparbes appointed as Senior Vice President and Chief Financial Officer
- **October 30, 2014** William H. Waltrip appointed Chairman of the Board
- **October 26, 2016** Patrick G. LePore appointed to the Board
- **November 18, 2016** Barbara G. Duncan appointed to the Board

	December 2015	December 2016	February 2017
BREO TRx Market Share	6.1%	12.2%	14.8%
ANORO TRx Market Share	5.3%	9.6%	11.3%

Innoviva's highly qualified team has positioned the business to deliver strong shareholder returns while aligning governance with best practices

©2017 INNOVIVA

5

Strong Recent Financial Performance Profit growth driven by improved GSK collaboration performance/lower post-split cost structure $/shares $ millions Strong growth in profits/operating cash Low cost operations combined with revenue growth Total Q4 2016 expenses have declined more than 90% vs. Q1 2014 $25 million in net income in Q4 2016 29% quarterly compounded growth rate (“CGR”) in adjusted EBITDA* since Q1 2015 Total adjusted EBITDA* since Q1 2015: $187M 45.0 $0.30 $0.25 • • 35.0 $0.20 25.0 $0.15 15.0 $0.10 • $0.05 5.0 • $--5.0 -$0.05 Through December 31, 2016 • -15.0 -$0.10 Q1 2015 Q2Q3 20152015 Q4Q1Q2 201520162016 Q3Q4 20162016 • $0.26/shares adjusted EPS* in Q4 2016 Net Income Adjusted EBITDA Adjusted EPS 11% Total capital return since Q1 2015: $210M Substantial capital return to investors • • Total capital return since Q1 2015: $210M Repurchased 9.9 million shares since Q4 2015 41% • • • Reduced total shares outstanding by more than 8% Initiated debt reduction in Q2 2016 2017 capital return plan to focus on debt reduction 48% Dividends Stock Buyback Debt Buyback/Payments * Non-GAAP Financial Measure, please refer to Appendix for reconciliation to GAAP Measures. ©2017 I NNOVIVA 6

Steady Growth in Royalties Earned RELVAR®/BREO® ELLIPTA® Launched in more than 50 countries 117% YoY growth in royalties earned between 2015 and 2016 ANORO® ELLIPTA® Launched in more than 40 countries 132% YoY growth in royalties earned between 2015 and 2016 44% 56% Long Term Revenues: Track Script Growth Quarterly Revenues: +/-Variability Expected to Persist U.S. (2016) Non-U.S. (2016) $ millions 50.0 45.0 40.0 35.0 30.0 25.0 20.0 15.0 10.0 5.0 - Q3 2014Q4 2014 Q1 2015Q2 2015Q3 2015Q4 2015Q1 2016Q2 2016Q3 2016Q4 2016 ANORO® ELLIPTA® 7 BREO® ELLIPTA® BREO® ELLIPTA® FDA Approved for COPD and Asthma in adults and ANORO® ELLIPTA® FDA Approved for COPD; BREO® ELLIPTA® and ANORO® ELLIPTA® are not indicated for the relief of acute bronchospasm. Full U.S. Prescribing Information, including BOXED WARNING and Medication Guide for BREO® ELLIPTA® and ANORO® ELLIPTA® are available at us.gsk.com. ©2017 I NNOVIVA 32% quarterly CGR in royalties earned in the last ten quarters

BREO® ELLIPTA® Market Share by Type

BREO continues to gain ICS/LABA NBRx and TRx share

BREO now accounts for 40.1% of new ICS/LABA prescriptions written by pulmonologists in the US market

BREO Share of ICS/LABA TRx and NBRx Market Since May 2015



BREO gained 3.5% TRx market share since the end of Q3 2016
NBRx Market share continues to rise as the ICS/LABA market volume builds to the peak respiratory season
Weekly Market Share
25.0%
20.0%
15.0%
10.0%
5.0%
.0%
Weekly ICS/LABA Market NBRx Volume
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
5/1/15 5/15/15 5/29/15 6/12/15 6/26/15 7/10/15 7/24/15 8/7/15 8/21/15 9/4/15 9/18/15 10/2/15 10/16/15 10/30/15 11/13/15 11/27/15 12/11/15 12/25/15 1/8/16 1/22/16 2/5/16 2/19/16 3/4/16 3/18/16 4/1/16 4/15/16 4/29/16 5/13/16 5/27/16 6/10/16 6/24/16 7/8/16 7/22/16 8/5/16 8/19/16 9/2/16 9/16/16 9/30/16 10/14/16 10/28/16 11/11/16 11/25/16 12/9/16 12/23/16 1/6/17 1/20/17 2/3/17 2/17/17
ICS/LABA NBRx Volume
BREO NBRx Share
BREO TRx Share

Source: This information is an estimate derived from the use of information under license from the following IMS Health Inc. information service: National Prescription Audit for the period ending February 17, 2017. IMS expressly reserves all rights, including rights of copying, distribution and republication.

©2017 INNOVIVA

8

BREO® ELLIPTA® FDA Approved for COPD and Asthma in adults and ANORO® ELLIPTA® FDA Approved for COPD; BREO® ELLIPTA® and ANORO® ELLIPTA® are not indicated for the relief of acute bronchospasm. Full U.S. Prescribing Information, including BOXED WARNING and Medication Guide for BREO® ELLIPTA® and ANORO® ELLIPTA® are available at us.gsk.com.

ANORO ELLIPTA
30

ANORO® ELLIPTA® Market Share by Type

ANORO continues to gain MB NBRx and TRx share

ANORO now accounts for 23.1% of new Maintenance Bronchodilator prescriptions written by pulmonologists in the US market

ANORO Share of MB Market TRx and NBRx Since January 2015


ANORO has gained more than 6% TRx market share since the start of 2016
Significant NBRx share gains continue, with ANORO gaining over 8.5% NBRx share since start of 2016
Weekly Market Share
25.0%
20.0%
15.0%
10.0%
5.0%
.0%
Weekly MB Market NBRx Volume
35,000
30,000
25,000
20,000
15,000
10,000
5,000
1/2/15
2/2/15
3/2/15
4/2/15
5/2/15
6/2/15
7/2/15
8/2/15
9/2/15
10/2/15
11/2/15
12/2/15
1/2/16
2/2/16
3/2/16
4/2/16
5/2/16
6/2/16
7/2/16
8/2/16
9/2/16
10/2/16
11/2/16
12/2/16
1/2/17
2/2/17
MB Market NBRx
ANORO NBRx Share
ANORO TRx Share

Source: This information is an estimate derived from the use of information under license from the following IMS Health Inc. information service: National Prescription Audit for the period ending February 17, 2017. IMS expressly reserves all rights, including rights of copying, distribution and republication.

©2017 INNOVIVA

9

BREO® ELLIPTA® FDA Approved for COPD and Asthma in adults and ANORO® ELLIPTA® FDA Approved for COPD; BREO® ELLIPTA® and ANORO® ELLIPTA® are not indicated for the relief of acute bronchospasm. Full U.S. Prescribing Information, including BOXED WARNING and Medication Guide for BREO® ELLIPTA® and ANORO® ELLIPTA® are available at us.gsk.com.

Well Capitalized

As of December 31, 2016

LTM Adjusted EBITDA*	$M	134
LTM Capital Return to Investors	$M	118
Total Debt (Q4 2016)	$M	728[1]
Total Cash (Q4 2016)	$M	150
Net Debt / Adjusted EBITDA*	x times	4.3x / 1.1x [2]
Market Cap (March 24, 2017)[3]	$B	1.4

Well Capitalized Company

- Strong cash position
  - Cash as % of market cap: 12%
  - Cash as % of total debt: 21% / 62% [2]
- Prudent stewardship combined with an aggressive capital return program



$ millions
$600
$500
$400
$300
$200
$100
$-
100% of LTM Adjusted EBITDA*
4.3x
60% of LTM Adjusted EBITDA*
1.1x
With Royalty Notes
Without Royalty Notes
Net Debt
LTM Adjusted EBITDA

Low Effective Leverage After Considering Non-Recourse Nature of Royalty Notes

- Royalty Notes ($487M)
  - Debt structure believed well suited for business
  - Non recourse feature limits cash to debt ratio risk
  - 40% cash sweep provides repayment flexibility
  - Pre-payable at no premium
- Convertible Notes ($241M)
  - Represents low-cost debt complement

[1] Non-recourse Royalty Notes: $487 million; Convertible notes: $241 million
[2] a) with non-recourse royalty notes and 100% LTM Adjusted EBITDA
b) without non-recourse royalty notes and 60% of LTM Adjusted EBITDA
[3] Nasdaq quote

* Non-GAAP Financial Measure, please refer to Appendix for reconciliation to GAAP Measures

©2017 INNOVIVA

10

Significant Future Growth Opportunity

Potential Growth Opportunities

RELVAR®/BREO® ELLIPTA®

ANORO® ELLIPTA®

Salford Lung Studies

Innovative clinical studies designed to evaluate RELVAR® ELLIPTA® in a real world setting. Positive results in COPD in September 2016, Asthma – expected 2017

Asthma indication in the U.S. approved by FDA April 30, 2015
Commercial launch in May 2015, Asthma DTC initiated in Q4 2015

Continued Product Launches / Enhanced Launch Activities / Improved Patient Access

Conversion of NBRx Market Share into TRx Market Share

Global opportunity, products now launched in 50+ countries



BREO® ELLIPTA® FDA Approved for COPD and Asthma in adults and ANORO® ELLIPTA® FDA Approved for COPD; BREO® ELLIPTA® and ANORO® ELLIPTA® are not indicated for the relief of acute bronchospasm. Full U.S. Prescribing Information, including BOXED WARNING and Medication Guide for BREO® ELLIPTA® and ANORO® ELLIPTA® are available at us.gsk.com.

©2017 INNOVIVA

11

Corporate Priorities …and Execution 32% quarterly CGR in royalty revenues in last 10 quarters 29% quarterly CGR in adjusted EBITDA* since Q1 2015 Returned more than $210 million to investors since Q1 2015 Reduce overall corporate cost of capital & optimize shareholder value * Non-GAAP Financial Measure, please refer to Appendix for reconciliation to GAAP Measures. 12 ©2017 I NNOVIVA Highly Focused Strategy… Maximizing value of GSK partnered assets Maintaining a low overall cost structure Provide capital return to investors Enhance shareholder value and build recurring revenue business

Innoviva’s Commitment to Governance Corporate ©2017 I NNOVIVA

Aligning Governance with Best Practices

Our Objectives

1. **Highly-qualified Board of Directors**
2. **Independent oversight**
3. **Active shareholder engagement**
4. **Emphasis on shareholder rights**
5. **Compensation policies and practices aligned with shareholder interests**

Board Independence

- 6 of 7 directors are independent
- Independent Chairman and Vice Chairman
- No over-boarded directors

Board Tenure

- Added six directors since 2014, including five independent directors
- Average tenure of ~4 years (vs S&P average of 8)[1], providing fresh perspective
- Recently appointed a new Chairman of Nominating / Corporate Governance Committee to balance responsibilities

Best Practices

- No classified board – all directors elected annually
- Majority voting standard in uncontested director elections
- Track record of proactive, ongoing shareholder dialogue
- Directors own stock, aligning interest with stockholders

[1] 2016 Spencer Stuart Board Index

14

©2017 INNOVIVA

Innoviva’s Engaged, Experienced Board of Directors Critical Expertise • Co-founder and Managing Partner of Tyree and D'Angelo Partners Held numerous executive roles at Abbott Former Chairman of the Illinois Biotechnology Industry Organization Significant public board experience • Formerly held Chairman and CEO roles at Technology Solutions Company, Bausch & Lomb and Biggers Brothers as well as CEO and director roles at Purolator Courier Guided the strategic transformation of Innoviva and directed efforts to assemble its highly qualified team Significant public board experience • Pharmaceuticals leadership • • • Significant financial experience • • Sophisticated capital markets understanding • • • Public company executive experience Risk management expertise • • Formerly CFO at Intercept Pharmaceuticals and CEO of Dov Pharmaceuticals Financial services experience at Lehman Brothers and SBC Warburg Dillon Read Significant public board experience • • • President & CEO, Innoviva Leader of critical collaboration with GSK Specialized knowledge of royalty pharma market Formerly held executive positions at Gilead, Immunex and Honeywell International Diverse Backgrounds • Healthcare: pharmaceuticals, biopharmaceutical and medical devices • • • • Financial services Paul A. Pepe Catherine J. Friedman • Investing / private equity • Financial services expertise including former Head of West Coast Healthcare and Co-Head of Biotechnology, Morgan Stanley Significant public board experience • • Managing Director, Wells Fargo 30+ years experience in investment and commercial banking, debt and equity capital markets, and strategic advisory Significant relevant expertise in royalty finance; debt, equity and hybrid financing; subsidiary redeployment; capital structure decisions and healthcare • Operations • Capital markets and M&A • • Fresh Perspectives •Five new independent directors added since 2014 bring new and valuable insight to the Board • Former Chairman and CEO of Par Pharmaceuticals, President of Cardinal Health’s healthcare marketing group and founder of Boron LePore and Associates Significant public board experience •Innoviva is constantly evaluating potential director candidates to enhance skills and experience mix • 15 ©2017 I NNOVIVA Patrick G. Lepore Barbara G. Duncan Michael W. Aguiar James L. Tyree William H. Waltrip A Strong Board with the Experience, Diversity and Fresh Perspectives to Guide Innoviva

Independent and Highly Qualified Board Pharmaceuticals 16 ©2017 I NNOVIVA Five new Independent directors added since 2014 Director Financial Services Experience Public Company CEO/CFO Experience Financial Expertise Healthcare/ Experience William H. Waltrip   James L. Tyree   Michael W. Aguiar    Barbara Duncan     Catherine J. Friedman    Patrick G. Lepore   Paul A. Pepe   Director Skills and Experience Summary

Compensation Practices and Policies  100% of the compensation committee members are independent   Recent implementation of performance-based RSA program Equity plans expressly forbid option repricing without shareholder approval    Active equity plans expressly forbid exchanges of underwater options for cash The CEO's stock ownership guidelines are equivalent to 600% of salary Strong Say on Pay support  Significant restructuring of executive compensation post-spinoff 17 ©2017 I NNOVIVA Compensation Highlights

Sarissa’s Proxy Fight ©2017 I NNOVIVA

Sarissa’s Proxy Fight • • Initial investment in 3Q 2016; currently holds 3% of outstanding shares Following public disclosure of Sarissa’s position, the Company reached out to Sarissa (on November 22, 2016) and has since been actively engaging in discussions to understand Sarissa's strategy • On the nomination deadline, Sarissa nominated 4 directors to join Innoviva’s 7-member Board without prior discussion of its intention to nominate directors The Company reached out to Sarissa repeatedly to try to set up a meeting with Alex Denner • • The Board carefully assessed each nominee and unanimously determined that Sarissa’s nominees did not possess differentiated skills or experience relative to the current independent highly qualified Board After the Company filed its preliminary proxy statement, Sarissa announced it was reducing its number of nominees to 3 • • • Sarissa is attempting to oust both the Chairman and CEO of Innoviva in its proxy fight Sarissa launched a fishing expedition via Section 220 litigation in an attempt to advance its campaign 19 ©2017 I NNOVIVA Sarissa is determined to pursue its proxy fight to take effective control of Innoviva’s Board – which is independent and has a track record of delivering shareholder value

Understanding the Evolution of Innoviva's Share Price

External Factors Caused Share Price to Initially Decline Post-Separation



Innoviva
$32.00
$24.00
$16.00
$8.00
$0.00
6/3/14
9/5/14
12/12/14
3/19/15
6/24/15
9/29/15
$6.78
A
B
C

A
- × Sluggish launch of BREO / ANORO below market expectations
- × Increased pricing pressure for COPD medicines
- × Increased expectation of competition in the LAMA / LABA space
- × Analysts' combined revenue projections for BREO/ANORO dropped by ~40%

B
- × FDA AdCom recommended against GSK's BREO ELLIPTA asthma use in adolescents and it was rejected by the FDA (INVA stock: -5%)[1]

C
- × GSK's SUMMIT study of BREO ELLIPTA in COPD failed to achieve statistical significance (INVA stock: -35%)[2]

Innoviva Initiatives Supported Share Price Recovery



Innoviva
NBI
220%
200%
180%
160%
140%
120%
100%
80%
60%
9/29/15
1/11/16
4/25/16
8/8/16
11/21/16
3/6/17
+71.5%
+3.4%
D

D
- ✓ Meaningfully adjusted return of capital strategy to reflect the changed business environment; announced $150M share repurchase plan, replacing quarterly dividend
- ✓ Strong/effective collaboration with GSK results in implementation of significant revenue-maximizing initiatives:
  - ✓ Numerous enhancements to the BREO/ANORO campaigns
  - ✓ Meaningfully improved productivity of sales and marketing efforts
- ✓ Returned more than $210M of capital to investors since the first quarter of 2015

Source: Company filings, FactSet
[1] 1-day stock performance
[2] 2-day stock performance

20

©2017 INNOVIVA

Innoviva Outperforms Comparable Companies in Controlling Costs ($ in millions) Innoviva continues to grow revenue without growing headcount . . . at a substantially higher rate than peers Total Revenue per Headcount (2015A – 2017E) • $30 25 20 15 10 5 0 1 1 2017E 2016A 2015A • Innoviva has decreased G&A (as % of total revenue) below the level achieved by Enzon during Denner’s tenure without the negative impact to revenues and shareholder value Innoviva is expected to have the lowest G&A (as % of total revenue) relative to peers in 2017 G&A as a percentage of Total Revenue (2015A – 2017E) • 50% 40% 30% 20% 10% 0% 34% 37%34% 32% 30% 29% 28% 26% 24% 20% 17% 16% 12% 2017E PDL BioPharma 2016A 2015A Enzon (2011 - 2013)2 Innoviva Ligand BioSpecifics Source: Company filings and FactSet consensus estimates for 2017E figures Note: Assumes 2017 headcount unchanged from 2016 for all companies; G&A includes share-based compensation as reported by peer company 1 Assumes 21 employees in 2013 per 10-K filing: As of March 8, 2013, Enzon employed 21 persons, as of December 31, 2013 Enzon had one employee 2 Enzon range selected based on Denner’s last 3 years on Enzon’s Board: 2011 – 2013 21 ©2017 I NNOVIVA 36% 6% 22 59 435 1715 10 661 55 2

Innoviva's Compensation is Consistent with Peers

2015 Compensation ($mm)[1]

Innoviva | **Peer Median**

Total CEO Compensation

- ✓ Below the peer median
- ✓ Below the Company's closest peers – Ligand Pharmaceuticals and PDL BioPharma



$3.6
$3.9

Total NEO Compensation

- ✓ Below the peer median
- ✓ Between the aggregate amounts paid by Innoviva's closest peers



$9.8
$11.3

Total Board Compensation

- ✓ Below the peer median
- ✓ Between the aggregate amounts paid by Innoviva's closest peers



$1.7
$1.8

Note: Peer group includes: AMAG Pharmaceuticals, Anacor Pharmaceuticals, Arena Pharmaceuticals, ARIAD Pharmaceuticals, Dyax, Halozyme Therapeutics, ImmunoGen, Insys Therapeutics, Ironwood Pharmaceuticals, Ligand Pharmaceuticals, MannKind, Momenta Pharmaceuticals, Nektar Pharmaceuticals, Orexigen Therapeutics, Pacira Pharmaceuticals and PDL BioPharma.

[1] Comparable company compensation based on fiscal year 2015 per public filings

22

©2017 INNOVIVA

Sarissa's Plan is High Risk, Low Upside

Innoviva's Core Strategy

- Maximize revenue opportunity of BREO / ANORO portfolio
  - Strong / effective proactive collaboration with GSK
  - Seasoned marketing professionals challenge / complement GSK team
  - Champion INVA products within broader GSK respiratory portfolio
- Prudent / flexible capital return strategy
- Maintaining the opportunity to selectively pursue growth through investment

A strong relationship with GSK led by seasoned pharmaceutical marketing / R&D executives is required to maintain / grow value of portfolio

Sarissa's "Harvest" Approach

- Replacing our core strategy with a "Harvest" approach creates risk to revenue growth
- During Denner's tenure, Enzon reduced G&A by 76% (~$9 million)[1] and revenues by 81%[2]
- A similar G&A spend profile at Innoviva ($9 million of G&A, a 64% reduction) could eliminate existing marketing / portfolio protective capabilities required to maximize shareholder value


$214M
$16M
7% Reduction in Revenue
64% Reduction in G&A
$25M
$16M
2017E Total Revenue[3]
2017E G&A Expense[4]

- **A reduction in total revenue of 7%** – $16 million[3] – **would erase the gains** associated with a reduction in G&A to $9 million

Sarissa's approach puts Innoviva's business at risk: Innoviva's Board has a track record of growing revenues while Sarissa's illustrative gains from expense reduction could be easily erased by a decline of ~7% of total revenues

Source: Company filings, FactSet, and Wall Street research
[1] Enzon incurred G&A of $8.8M in Denner's final year on the Board, as of March 8, 2013, Enzon employed 21 persons
[2] Enzon had full year revenues of $184.6M in fiscal year 2009 and $34.5M in fiscal year 2013
[3] Based on FactSet consensus 2017E total revenues of $214M
[4] G&A expense projection based on Wall Street forecast

23

©2017 INNOVIVA

The Impact of Aggressive Cost Cutting at Enzon under Denner/Kostas

A Troubled History at Enzon Pharmaceuticals

- Alex Denner joined the Enzon Board in May 2009 and became Chairman in July 2009
- As Chairman, Denner drove a "harvest" strategy of aggressive cost-cutting and asset sales that significantly reduced Enzon's revenues and resulted in negative total returns to shareholders
- Odysseas Kostas joined the Board in September 2013 and Denner resigned in November 2013
- During Denner's tenure as Chairman, Enzon produced a total shareholder return of negative (52%)[1]
- Enzon continued to underperform during Kostas' tenure and was eventually forced to delist from the Nasdaq

Total Shareholder Return



(52%)
Denner Chairmanship TSR¹
Jul-2009
Nov-2013

Full Year Revenues ($mm)



$185
$34
(81%)
Denner Chairmanship Revenue Reduction²
2009
2013

Source: FactSet, Activist Insight, Company filings
Note: Historical total shareholder return since 5/21/09. Adjusted for reinvestment of dividends on ex-date
[1] Represents TSR from 7/22/09 to 11/20/13
[2] Based on full year revenues from FY2009 and FY2013, the first and last years during which Denner served as Chairman

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©2017 INNOVIVA

Sarissa’s Nominees Are Not in The Best Interest of Shareholders • Sarissa’s nominees either lack relevant experience or the experience they do have is not differentiated relative to the current, highly qualified Board • Each Sarissa nominee is either an employee of Sarissa or has previously served on a Board led by Denner • None of Sarissa’s nominees have ever been a CEO or CFO of a public company or have pharmaceutical executive experience in the last decade • Each nominee served as a director of one or more public companies that were delisted during their tenure following significant underperformance (Enzon, Vion Pharmaceuticals, Blockbuster and Dial Global) • Here are the facts about Sarissa’s nominees: • Jules Haimovitz’s background is in entertainment – he does not possess any pharmaceutical executive experience • Odysseas Kostas, MD is a Sarissa employee who has never held a public company executive role  During his tenure as a director of Enzon, the company experienced a negative (32%)1 total shareholder return and delisted from the Nasdaq  During his tenure at Mast Therapeutics2, the company experienced a negative (69%)3 total shareholder return • George W. Bickerstaff, III has not worked as an executive in the pharmaceutical industry since 2005 1 Represents TSR from 9/25/13 to 5/20/16 2 Adventrx changed its name to Mast Therapeutics on March 11, 2013 3 Represents TSR from 2/3/10 to 5/5/11 25 ©2017 I NNOVIVA

Summary ©2017 I NNOVIVA

Innoviva’s Strategy and Board Has and Will Deliver Strong Returns Outperformed the NBI Index by 22% in 2016 Differentiated products addressing a $20+ billion market 32% quarterly compounded growth rate in royalty revenue in last 10 quarters $210 million returned to investors since Q1 2015 Continuing to reduce G&A as a % of total revenue (17% in 2016) Highly qualified Board with five new independent directors added since 2014 Sarissa has not demonstrated a need for Board change or articulated what strategic changes should be made 27 ©2017 I NNOVIVA Innoviva’s Board and management remain focused on delivering value and welcome constructive discussions with all shareholders X       WE URGE ALL SHAREHOLDERS TO VOTE FOR INNOVIVA’S DIRECTORS DRIVING THIS VALUE CREATION

PROTECT YOUR INVESTMENT VOTE FOR INNOVIVA’S NOMINEES CARD ON THE 28 ©2017 I NNOVIVA

RELVAR®/BREO® ELLIPTA® Important Safety Information (U.S.) The following ISI is based on the Highlights section of the US Prescribing Information for Breo Ellipta Please consult the full Prescribing Information for all the labelled safety information for Breo Ellipta. Long-acting beta2-adrenergic agonists (LABA), such as vilanterol, increase the risk of asthma-related death. A placebo-controlled trial with another LABA (salmeterol) showed an increase in asthma-related deaths. This finding with salmeterol is considered a class effect of all LABA. Currently available data are inadequate to determine whether concurrent use of inhaled corticosteroids (ICS) or other long-term asthma control drugs mitigates the increased risk of asthma-related death from LABA. Available data from controlled clinical trials suggest that LABA increase the risk of asthma-related hospitalisation in paediatric and adolescent patients. When treating patients with asthma, only prescribe Breo Ellipta for patients not adequately controlled on a long-term asthma control medication, such as an ICS, or whose disease severity clearly warrants initiation of treatment with both an ICS and a LABA. Once asthma control is achieved and maintained, assess the patient at regular interval s and step down therapy (e.g., discontinue Breo Ellipta) if possible without loss of asthma control and maintain the patient on a long-term asthma control medication, such as an ICS. Do not use Breo Ellipta for patients whose asthma is adequately controlled on low-or medium-dose ICS. Breo Ellipta is contraindicated for primary treatment of status asthmaticus or other acute episodes of COPD or asthma where intensive measures are required and in patients with severe hypersensitivity to milk proteins or who have demonstrated hypersensitivity to either fluticasone furoate, vilanterol, or any of the excipients. Breo Ellipta should not be initiated in patients during rapidly deteriorating or potentially life-threatening episodes of COPD or asthma, or used for the relief of acute symptoms, i.e., as rescue therapy for the treatment of acute episodes of bronchospasm. Acute symptoms should be treated with an inhaled, short-acting beta2-agonist. Breo Ellipta should not be used more often than recommended, at higher doses than recommended, or in conjunction with other medications co ntaining LABAs, as an overdose may result. Oropharyngeal candidiasis has occurred in patients treated with Breo Ellipta. Patients should be advised to rinse their mouth with water without swallowing after inhalation to help reduce this risk. An increase in the incidence of pneumonia has been observed in subjects with COPD receiving the fluticasone furoate/vilanterol combination, including Breo Ellipta 100 mcg/25 mcg, in clinical trials. There was also an increased incidence of pneumonias resulting in hospitalisation. In some incidences these pneumonia events were fatal. Patients who use corticosteroids are at risk for potential worsening of existing tuberculosis; fungal, bacterial, viral, or parasitic infections; or ocular herpes simplex. A more serious or even fatal course of chickenpox or measles may occur in susceptible patients. Particular care is needed for patients who have been transferred from systemically active corticosteroids to inhaled corticosteroids because deaths due to adrenal insufficiency have occurred in patients with asthma during and after transfer from systemic corticosteroids to less systemically available inhaled corticosteroids. Hypercorticism and adrenal suppression may occur with very high dosages or at the regular dosage of inhaled corticosteroids in susceptible individuals. Caution should be exercised when considering the coadministration of Breo Ellipta with longterm ketoconazole and other known strong CYP3A4 inhibitors because increased systemic corticosteroid and cardiovascular adverse effects may occur. Breo Ellipta can produce paradoxical bronchospasm which may be life-threatening. Hypersensitivity reactions such as anaphylaxis, angioedema, rash, and urticaria may occur after administration of Breo Ellipta. Vilanterol, the LABA in Breo Ellipta, can produce clinically significant cardiovascular effects in some patients as measured by increases in pulse rate, systolic or diastolic blood pressure, and also cardiac arrhythmias. Breo Ellipta should be used with caution in patients with cardiovascular disorders. Decreases in bone mineral density have been observed with long-term administration of products containing inhaled corticosteroids, as have glaucoma, increased intraocular pressure, and cataracts. Breo Ellipta should be used with caution in patients with convulsive disorders, thyrotoxicosis, diabetes mellitus, ketoacidosis, and in patients who are unusually responsive to sympathomimetic amines. Beta-adrenergic agonist medicines may produce significant hypokalemia in some patients. Beta-adrenergic agonist medicines may produce transient hyperglycemia in some patients. Orally inhaled corticosteroids may cause a reduction in growth velocity when administered in children and adolescents. For COPD, the most common adverse reactions (>3% and more common than in placebo) reported in two 6-month clinical trials with Breo Ellipta 100/25 (and placebo) were nasopharyngitis, 9% (8%); upper respiratory tract infection, 7% (3%); headache, 7% (5%); and oral candidiasis, 5% (2%). In addition to the reactions reported in the 6-month studies, adverse reactions occurring in >3% of the subjects treated with Breo Ellipta 100/25 in two 1-year studies included back pain, pneumonia, bronchitis, sinusitis, cough, oropharyngeal pain, arthralgia, influenza, pharyngitis, and pyrexia. For asthma, the most common adverse reactions in a 12-week trial (incidence >2% and more common than placebo) reported with Breo Ellipta 100/25 (and placebo) were nasopharyngitis 10% (7%), headache 5% (4%), oropharyngeal pain 2% (1%), oral candidiasis 2% (0%), and dysphonia 2% (0%). In a separate 12-week trial the most common adverse reactions (>2% incidence) reported with Breo Ellipta 100/25 or 200/25 were headache, nasopharyngitis, influenza, upper respiratory tract infection, oropharyngeal pain, sinusitis, bronchitis, and cough. In addition to adverse reactions reported in the 12 week studies, adverse reactions (>2% incidence) reported with Breo Ellipta 200/25 in a 24-week trial included viral respiratory tract infection, pharyngitis, pyrexia, and arthralgia, and with Breo Ellipta 100/25 or 200/25 in a 12-month trial included pyrexia, back pain, extrasystoles, upper abdominal pain, respiratory tract infection, allergic rhinitis, pharyngitis, rhinitis, arthralgia, supraventricular extrasystoles, ventricular extrasystoles, acute sinusitis, and pneumonia. 29 ©2017 I NNOVIVA

ANORO® ELLIPTA® Important Safety Information (U.S.) The following Important Safety Information (ISI) is based on the Highlights section of the Prescribing Information for Anoro Ellipta. Please consult the full Prescribing Information for all the labeled safety information for Anoro Ellipta. Long-acting beta2-adrenergic agonists (LABAs), such as vilanterol, one of the active ingredients in Anoro Ellipta, increase the risk of asthma-related death. A placebo-controlled trial with another LABA (salmeterol) showed an increase in asthma-related deaths in subjects receiving salmeterol. This finding with salmeterol is considered a class effect of all LABAs, including vilanterol. The safety and efficacy of Anoro Ellipta in patients with asthma have not been established. Anoro Ellipta is not indicated for the treatment of asthma. Anoro Ellipta is contraindicated in patients with severe hypersensitivity to milk proteins or who have demonstrated hypersensitivity to either umeclidinium, vilanterol, or any of the other ingredients. Anoro Ellipta should not be initiated in patients during rapidly deteriorating or potentially life-threatening episodes of COPD, or as rescue therapy for the treatment of acute episodes of bronchospasm, which should be treated with an inhaled, short-acting beta2-agonist. Anoro Ellipta should not be used more often than recommended, at higher doses than recommended, or in conjunction with additional medicine containing a LABA, as an overdose may result. Anoro Ellipta should be used with caution when considering coadministration with long-term ketoconazole and other known strong cytochrome P450 3A4 inhibitors because increased cardiovascular adverse effects may occur. As with other inhaled medicines, Anoro Ellipta can produce paradoxical bronchospasm, which may be life-threatening. Anoro Ellipta should be used with caution in patients with cardiovascular disorders, especially coronary insufficiency, cardiac arrhythmias, and hypertension. Anoro Ellipta should be used with caution in patients with convulsive disorders, thyrotoxicosis, diabetes mellitus, ketoacidosis, and in patients who are unusually responsive to sympathomimetic amines. Anoro Ellipta should be used with caution in patients with narrow-angle glaucoma. Instruct patients to contact a physician immediately should any signs or symptoms of narrow-angle glaucoma occur. Anoro Ellipta should be used with caution in patients with urinary retention, especially in patients with prostatic hyperplasia or bladder neck obstruction. Instruct patients to contact a physician immediately should any signs or symptoms of urinary retention occur. Beta-adrenergic agonist medicines may produce significant hypokalemia and transient hyperglycemia in some patients. The most common adverse reactions (incidence >1% and more common than placebo) reported in four 6-month clinical trials with Anoro Ellipta (and placebo) were pharyngitis, 2% (<1%); sinusitis 1% (<1%); lower respiratory tract infection, 1% (<1%); constipation, 1% (<1%); diarrhea, 2% (1%); pain in extremity 2% (1%); muscle spasms, 1% (<1%); neck pain, 1% (<1%); and chest pain 1% (<1%). In addition to the 6-month efficacy trials with Anoro Ellipta, a 12-month trial evaluated the safety of umeclidinium/vilanterol 125 mcg/25 mcg in subjects with COPD. Adverse reactions (incidence >1% and more common than placebo) in subjects receiving umeclidinium/vilanterol 125 mcg/25 mcg were: headache, back pain, sinusitis, cough, urinary tract infection, arthralgia, nausea, vertigo, abdominal pain, pleuritic pain, viral respiratory tract infection, toothache, and diabetes mellitus. Use of beta2-agonists, such as vilanterol should be administered with extreme caution to patients being treated with monoamine oxidase inhibitors, tricyclic antidepressants, or drugs known to prolong the QTc interval or within 2 weeks of discontinuation of such agents, because the effect of adrenergic agonists on the cardiovascular system may be potentiated. Use betablockers with caution as they not only block the pulmonary effect of betaagonists, such as vilanterol, but may produce severe bronchospasm in patients with COPD. Use with caution in patients taking non–potassium-sparing diuretics, as electrocardiographic changes and/or hypokalemia associated with non–potassium-sparing diuretics may worsen with concomitant beta-agonists. Avoid co-administration of Anoro Ellipta with other anticholinergic-containing drugs as this may lead to an increase in anticholinergic adverse effects such as cardiovascular effects, worsening of narrow-angle glaucoma, and worsening of urinary retention. 30 ©2017 I NNOVIVA

Appendix Reconciliation of Non-GAAP Financial Measures to GAAP To supplement the consolidated financial statements presented in accordance with generally accepted accounting principles in the United States, or GAAP, Innoviva uses the non-GAAP financial measures of adjusted EBITDA and adjusted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company's operating performance or financial position that either excludes or i ncludes amounts that are not normally included or excluded in the most directly comparable measure calculated and presented in accordance with GAAP. A reconciliation of these non-GAAP financial measures to the closest GAAP financial measure is presented in the accompanying financial table under the headings “Reconciliation of Non-GAAP Financial Measures to GAAP.” Innoviva believes that the non-GAAP financial information provided in this presentation can assist investors, research analysts and others in understanding and assessing Innoviva's on-going operations, financial performance and prospects for the future and provides an additional tool to use in comparing Innoviva's financial results with other companies in Innoviva's industry or with similar operating profiles, without regard to financing or capital structures. Adjusted EBITDA and adjusted earnings per share are used as supplemental financial operating measures by Innoviva's management and frequently discussed with external users of its financial statements. Adjusted EBITDA is determined by taking GAAP net income (loss) and adding back interest expense (income), taxes, stock -based compensation expense, depreciation expense and amortization of capitalized fees paid to a related party. Innoviva believes the non-GAAP measure of adjusted EBITDA is important as it measures the Company's ability to generate cash to pay interest costs and support its indebtedness, and it is also used currently in the Company's annual performance review process. Innoviva's method of computing adjusted EBITDA may not be the s ame method used to compute similar measures reported by other companies. Adjusted earnings per share is determined by taking Adjusted net income (loss) and dividing the total by the fully diluted nu mber of shares outstanding used to calculate the GAAP diluted EPS. Adjusted net income (loss) is determined by taking GAAP net income (loss) and adding back stock-based compensation expense, depreciation expense and amortization of capitalized fees paid to a related party, Innoviva believes the non-GAAP measure of adjusted earnings per share provides useful information about the Company's core operating performance, and enhances the overall understanding of the Company's past financial performance and its prospects for the future. Innoviva's method of computing adjusted earnings per share may not be the same method used to compute similar measures reported by other companies. Adjusted EBITDA, adjusted net income (loss) and adjusted earnings per share should not be considered in isolation or as a substitute to net income/loss, income/loss from operations, cash flows from operating activities, earnings per share or any other measure of fi nancial performance presented in accordance with GAAP. Adjusted earnings per share is not intended to represent cash flow per share and does not represent a measure of liquidity or cash available for distribution. The principal limitation of these non-GAAP financial measures is that it excludes significant elements that are required by GAAP to be recorded in Innoviva's consolidated financial statements. In addition, it is subject to inherent limitations as it reflects the exercise of judgments by management in determining these non-GAAP financial measures. In order to compensate for these limitations, management of Innoviva presents its non-GAAP financial measures in connection with its GAAP results. Investors are encouraged to review the reconciliation of Innoviva's non-GAAP financial measures to their most directly comparable GAAP financial measure. 31 ©2017 I NNOVIVA

Reconciliation of Non-GAAP Financial Measures to GAAP Reconciliation of GAAP to Non-GAAP Operating Results Reconciliation of GAAP to Non-GAAP Operating Results (in thousands) (in thousands, except per share data) Twelve Months Ended Dec. 31, 2016 Eight Quarters Ended Dec. 31, 2016 Three Months Ended Dec. 31, 2016 (unaudited) (unaudited) (unaudited) Reconciliation from GAAP net income to adjusted net income for computing Adjusted Cash EPS: GAAP net income EBITDA: GAAP net income $ 40,776 $ 59,536 $ 25,470 Non-GAAP adjustments: Interest expense (income), net Stock-based compensation Depreciation Non-GAAP adjustments: Stock-based compensation Depreciation 103,294 15,171 240 51,834 8,297 131 1,874 41 Amortization of capitalized fees paid to a related party 3,456 Amortization of capitalized fees paid to a related party 27,646 13,823 Adjusted net income $ 30,841 Adjusted EBITDA $ 187,127 133,621 $ Adjusted Cash EPS Shares used in computing diluted earnings per share $ 0.26 120,188 32 ©2017 I NNOVIVA

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